EXHIBIT 32.1

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
            PURSUANT TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Optionable, Inc. (the "Company") for the quarter ended September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certifies, pursuant to 18 U.S.C. Section 1350, to the best of the undersigned's knowledge and belief, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the
Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  October 25, 2006                              /s/ Kevin Cassidy
                                                     ---------------------
                                                     Kevin Cassidy
                                                     Chief Executive Officer


  [A signed original of this written statement required by Section 906 has been provided to Optionable, Inc. and will be reatined by Optionable, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.]


















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